POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned trustees of ARK Funds (the "Fund") do hereby constitute and appoint Alan C. Porter, Clifford J. Alexander and Thomas R. Rus, and each of them severally, their true and lawful attorney-in-fact and agent, for them and in their names, place and stead, in any and all capacities, to sign one or more registration statements of the Fund to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any and all amendments thereto, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration of the Fund or its shares of beneficial interest, without limitation, granting unto said attorneys-in-fact, and each of them severally, full power and authority to do or cause to be done each and every act and thing requisite and necessary in and about the premise in order to effectuate the same as fully to all intents and purposes as they might or could do if personally present, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said attorney-in-fact, or any of them, would have if acting personally, and hereby ratifying and confirming all that said attorneys-in-fact, or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands on this 6th day of April 2001.


                                                /S/  WILLIAM H. COWIE, JR.
                                                --------------------------------
                                                William H. Cowie, Jr.


                                                David D. Downes


                                                Victor Garland


                                                Charlotte R. Kerr


                                                Richard B. Seidel

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned trustees of ARK Funds (the "Fund") do hereby constitute and appoint Alan C. Porter, Clifford J. Alexander and Thomas R. Rus, and each of them severally, their true and lawful attorney-in-fact and agent, for them and in their names, place and stead, in any and all capacities, to sign one or more registration statements of the Fund to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any and all amendments thereto, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration of the Fund or its shares of beneficial interest, without limitation, granting unto said attorneys-in-fact, and each of them severally, full power and authority to do or cause to be done each and every act and thing requisite and necessary in and about the premise in order to effectuate the same as fully to all intents and purposes as they might or could do if personally present, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said attorney-in-fact, or any of them, would have if acting personally, and hereby ratifying and confirming all that said attorneys-in-fact, or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands on this 6th day of April 2001.


                                                William H. Cowie, Jr.


                                                /S/  DAVID D. DOWNES
                                                --------------------------------
                                                David D. Downes


                                                Victor Garland


                                                Charlotte R. Kerr


                                                Richard B. Seidel

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned trustees of ARK Funds (the "Fund") do hereby constitute and appoint Alan C. Porter, Clifford J. Alexander and Thomas R. Rus, and each of them severally, their true and lawful attorney-in-fact and agent, for them and in their names, place and stead, in any and all capacities, to sign one or more registration statements of the Fund to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any and all amendments thereto, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration of the Fund or its shares of beneficial interest, without limitation, granting unto said attorneys-in-fact, and each of them severally, full power and authority to do or cause to be done each and every act and thing requisite and necessary in and about the premise in order to effectuate the same as fully to all intents and purposes as they might or could do if personally present, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said attorney-in-fact, or any of them, would have if acting personally, and hereby ratifying and confirming all that said attorneys-in-fact, or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands on this 6th day of April 2001.


                                                William H. Cowie, Jr.


                                                David D. Downes


                                                /S/  VICTOR GARLAND
                                                --------------------------------
                                                Victor Garland


                                                Charlotte R. Kerr


                                                Richard B. Seidel

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned trustees of ARK Funds (the "Fund") do hereby constitute and appoint Alan C. Porter, Clifford J. Alexander and Thomas R. Rus, and each of them severally, their true and lawful attorney-in-fact and agent, for them and in their names, place and stead, in any and all capacities, to sign one or more registration statements of the Fund to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any and all amendments thereto, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration of the Fund or its shares of beneficial interest, without limitation, granting unto said attorneys-in-fact, and each of them severally, full power and authority to do or cause to be done each and every act and thing requisite and necessary in and about the premise in order to effectuate the same as fully to all intents and purposes as they might or could do if personally present, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said attorney-in-fact, or any of them, would have if acting personally, and hereby ratifying and confirming all that said attorneys-in-fact, or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands on this 6th day of April 2001.


                                                William H. Cowie, Jr.


                                                David D. Downes


                                                Victor Garland


                                                /S/  CHARLOTTE R. KERR
                                                --------------------------------
                                                Charlotte R. Kerr


                                                Richard B. Seidel

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned trustees of ARK Funds (the "Fund") do hereby constitute and appoint Alan C. Porter, Clifford J. Alexander and Thomas R. Rus, and each of them severally, their true and lawful attorney-in-fact and agent, for them and in their names, place and stead, in any and all capacities, to sign one or more registration statements of the Fund to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any and all amendments thereto, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration of the Fund or its shares of beneficial interest, without limitation, granting unto said attorneys-in-fact, and each of them severally, full power and authority to do or cause to be done each and every act and thing requisite and necessary in and about the premise in order to effectuate the same as fully to all intents and purposes as they might or could do if personally present, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said attorney-in-fact, or any of them, would have if acting personally, and hereby ratifying and confirming all that said attorneys-in-fact, or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands on this 6th day of April 2001.


                                                William H. Cowie, Jr.


                                                David D. Downes


                                                Victor Garland


                                                Charlotte R. Kerr


                                                /S/  RICHARD B. SEIDEL
                                                --------------------------------
                                                Richard B. Seidel